UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On January 30, 2006, Nastech Pharmaceutical Company Inc. (the “Company”) promoted Timothy M. Duffy, the Company’s Vice President, Marketing and Business Development, to the office of Executive Vice President of Marketing and Business Development. In connection with Mr. Duffy’s promotion, and pursuant to the authority delegated by the Company’s board of directors (the “Board of Directors”), the Compensation Committee of the Board of Directors authorized the Company to:
     (a)   enter into a restricted stock grant agreement, effective as of January 30, 2006, with Mr. Duffy, pursuant to which he was issued 19,000 shares of restricted common stock of the Company, par value $0.006 per share (the “Common Stock”), pursuant to the Company’s 2004 Stock Incentive Plan originally effective as of April 14, 2004 and amended on July 20, 2005, October 5, 2005 and January 23, 2006 (the “2004 Plan”). The restricted Common Stock will vest in three equal annual installments beginning on January 30, 2007. A copy of the restricted stock grant agreement is filed herewith as exhibit 10.1;
     (b)   enter into an incentive stock option grant agreement, dated as of January 30, 2006, with Mr. Duffy, pursuant to which Mr. Duffy was issued options to purchase 15,284 shares of Common Stock, pursuant to the Company’s 2002 Stock Option Plan, originally effective as of May 2, 2002 and amended on January 23, 2006 (the “2002 Plan”). The options have an exercise price of $15.95 per share and will vest in three annual installments beginning on January 30, 2007. A copy of the incentive stock option grant agreement is filed herewith as exhibit 10.2;
      (c)   enter into a non-qualified stock option grant agreement, dated as of January 30, 2006, with Mr. Duffy, pursuant to which Mr. Duffy was issued options to purchase 3,716 shares of Common Stock, pursuant to the Company’s 2000 Stock Option Plan, originally effective as of August 7, 2000 and amended on September 27, 2000 and January 23, 2006 (the “2000 Plan”). The options have an exercise price of $15.95 per share and will vest in three annual installments beginning on January 30, 2007. A copy of the non-qualified option grant agreement is filed as herewith as exhibit 10.3.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement effective as of January 30, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.

10.2	Incentive Stock Option Grant Agreement dated as of January 30, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.

10.3	Non-Qualified Stock Option Grant Agreement dated as of January 30, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.
(Registrant)
	By:	/s/ Philip C. Ranker
	Name:	Philip C. Ranker
Dated: February 3, 2006	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Restricted Stock Grant Agreement effective as of January 30, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.

10.2	Incentive Stock Option Grant Agreement dated as of January 30, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.

10.3	Non-Qualified Stock Option Grant Agreement dated as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Timothy M. Duffy.